SUPPLEMENT DATED SEPTEMBER 30, 2005
                                                                  TO PROSPECTUS
                                                              DATED MAY 2, 2005


                              MANAGED ASSETS TRUST


In the section "Investment Objective, Strategies and Related Risks", the first paragraph of the subsection titled "Equities" is amended to read in full as follows:

          Equity securities include common and preferred stocks, convertible securities, warrants, rights, depositary receipts and shares trust certificates and real estate investments.





                                            SUPPLEMENT DATED SEPTEMBER 30, 2005
                                         TO STATEMENT OF ADDITIONAL INFORMATION
                                                              DATED MAY 2, 2005


                              MANAGED ASSETS TRUST

In the section "Investment Objective Policies and Risks", the subsection on "Convertible Securities" is amended to read in full as follows:

Convertible  Securities:   Convertible  Securities,  hereby  defined  as  equity
securities and not subject to any rating requirements for fixed income securities contained herein, are corporate bonds, notes or preferred shares that are convertible or exchangeable at a stated price or rate into or for the common stock or other equity interest of the issuer. Convertible securities have characteristics similar to both common stock and debt obligations. Although to a lesser degree than with debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and, therefore, reacts to variations in the general stock market. As the market price of the underlying common stock declines the convertible security tends to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock.


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     Convertible securities are investments that provide a generally more stable stream of income with higher yields than common stocks. However, there can be no assurance of the current income because the issuers of the convertible securities may default on their obligations.

     Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential through the conversion feature for capital appreciation. There can be no assurance of capital appreciation because securities prices fluctuate. Convertible securities generally are subordinated to other similar but non-convertible debt of the same issuer, although convertible bonds enjoy seniority payment rights over all equity securities. Convertible preferred stock is senior to the issuer's common stock. Because of the conversion feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

     A synthetic  convertible  security  is  comprised  of two or more  distinct securities that together attempt to replicate the characteristics of a convertible security. Synthetic convertible securities combine non-convertible bonds or preferred stock with common stock, warrants or stock call options. The options that form a portion of the synthetic convertible are listed on a securities exchange or on the National Association of Securities Dealers Automated Quotation Systems. The components of a synthetic convertible generally are not offered as a unit but may be purchased and sold by the Fund at different times. Synthetic convertible securities differ from convertible securities in that each component of a synthetic convertible security has a separate market value and responds differently from the others to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.